INVESTOR PRESENTATION I 3rd QUARTER W O R K IN G T O G E T H E R . B U IL D IN G S U C C ES S. ®

WV VAKY OH MD DC WORKING TOGETHER BUILDING SUCCESS2 TABLE OF CONTENTS Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the "2024 Form 10-K"), and the Quarterly Report on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov) or at Peoples' website (peoplesbancorp.com). Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2024 Form 10-K under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. NASDAQ: PEBO PEOPLES BANK GEOGRAPHIC PROFILE 3WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEBO SNAPSHOT AS OF SEPTEMBER 30, 2025 ASSETS $9.6 BILLION ASSETS UNDER ADMIN & MGMT $4.1 BILLION LOANS $6.7 BILLION DEPOSITS $7.6 BILLION FULL-SERVICE BRANCH LOCATIONS 127 MARKET CAP $1.1 BILLION PEOPLES BANK OFFICE PEOPLES HEADQUARTERS

NASDAQ: PEBO STRATEGIC ROAD MAP 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 4 CORPORATE CULTURE NASDAQ: PEBO Our vision is to be the BEST COMMUNITY BANK IN AMERICA for our employees, clients, shareholders, and local communities. Our actions are guided by our core values represented by the PEBO Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA OUR VISION OUR CORE VALUES CLIENTS FIRST INTEGRITY ALWAYS RESPECT FOR ALL COMMITMENT TO COMMUNITY LEAD THE WAY EXCELLENCE IN EVERYTHING

NASDAQ: PEBO 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO NASDAQ: PEBO 6 INVESTMENT RATIONALE INVESTMENT RATIONALE • Integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction • Relatively neutral interest rate risk position (slightly asset sensitive) COMMITTED TO DISCIPLINED EXECUTION & GENERATING POSITIVE OPERATING LEVERAGE• Top 10 bank-owned insurance agency with expertise in commercial, personal, life & health • Wealth management – $4.1 billion in assets under administration and management, including brokerage, trust and retirement planning as of September 30, 2025 • Nationwide equipment leasing companies (North Star Leasing and Vantage Financial, LLC) STRONG, DIVERSE SOURCES OF FEE INCOME • Strong capital, earnings growth and operating performance to support M&A strategy • Proven acquisition and integration capabilities and scalable infrastructure CAPACITY TO GROW OUR FRANCHISE CASH DIVIDENDS (Paid on Common Shares) 10 STRAIGHT YEARS OF INCREASING DIVIDENDS • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased every year since 2015 • Based on the closing stock price of Peoples’ common shares of $28.15 on October 17, 2025, the quarterly dividend produces an annualized yield of 5.83% ATTRACTIVE DIVIDEND OPPORTUNITY • Strongest deposit market share positions in rural markets where we can affect pricing. Top 3 market share in 36 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.) • Greater revenue diversity than average $1 -$10 billion bank, with a fee income ratio of 24% for the first nine months of 2025 • Strong reputation with very active community involvement and award-winning brand name • Nationwide insurance premium financing and equipment leasing businesses UNIQUE COMMUNITY BANKING MODEL 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 YT D 20 25 $0 .6 0 $0 .6 4 $0 .8 4 $1 .12 $1 .3 2 $1 .3 7 $1 .4 3 $1 .5 0 $1 .5 5 $1 .5 9 $1 .2 2

NASDAQ: PEBO 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 8 NASDAQ: PEBO INVESTMENT RATIONALE CREDIT • Non-preforming assets (NPAs) of 0.47% as a percentage of total assets • 99.0% of loan portfolio “current” • Total outstanding balance of commercial office space was $184 million or 2.7% of total loans • 0.41% net charge-offs to average loans • Commercial Real Estate (CRE) is 191% of risk based capital CAPITAL • Continue to exceed the capital required by FRB to be deemed well capitalized • Tier 1 capital ratio was 12.54% • Tangible book value per share was $22.05 • Over $42.0 million in share buybacks since 2020, including $0.5 million in 2025 DEPOSITS • 77% of our deposits are retail deposits (consumer and small businesses) • Average retail customer deposit relationship: $26,000 • Median retail customer deposit relationship: $2,600 • 27% of our deposit balances exceeded FDIC1 insurance limits (18% if you exclude collateralized governmental deposits) LIQUIDITY • Loan-to-deposit ratio of 88% • $735.2 million in liquefiable assets • $4.0 billion of contingent liquidity sources (nearly $985.2 million of the available funding is from lines available from the FHLB2 and the FRB3) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF SEPTEMBER 30, 2025) 1 Federal Deposit Insurance Corporation 2 Federal Home Loan Bank 3 Federal Reserve Bank EXTERNAL RECOGNITION & COMMUNITY INVOLVEMENT $800,000+ AMOUNT RAISED IN ASSOCIATE DONATIONS TO LOCAL FOOD BANKS & PANTRIES SINCE APRIL 2020 $8 MILLION PEOPLES BANK FOUNDATION GRANTS AND SCHOLARSHIPS AWARDED SINCE ITS INCEPTION IN 2003 5,000+ HOURS IN COMMUNITY REINVESTMENT VOLUNTEER ACTIVITIES FROM 2023-2024 FOUR YEARS IN A ROW FOUR YEARS IN A ROW TWO YEARS IN A ROW TWO YEARS IN A ROW TWO YEARS IN A ROW

NASDAQ: PEBO 11WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PREPARING TO CROSS $10 BILLION 10 NASDAQ: PEBO COMPETITIVE PRODUCTS, TECHNOLOGY AND CAPABILITIES CREDIT CARD SOLUTIONS Purchasing card, ghost card, virtual card, credit cards for consumers and small business COMMERCIAL CAPABILITIES Remote deposit capture, sweep accounts, escrow management and more FRAUD PREVENTION TOOLS Positive pay, reverse positive pay, debit card on/off switch, 24/7 fraud monitoring and more SPECIALTY FINANCE Online applications and servicing for leasing and premium finance BANKING MOBILE APP Mobile check deposit, Zelle, Apple Pay, ACH approval and more Apple App Store Rating: 4.6 Stars Google Play Store Rating: 4.5 Stars INVESTMENT and INSURANCE APPS App Store Ratings as of October 24, 2025 2016-2022 2023 2025 2024 Core system conversion 2016 Revamped online & mobile banking experience 2022 Internal Readiness Assessment for crossing $10 billion completed 2022 Deployed Robotic Process Automation in some business processes 2022-2023 Implemented new dealer floor plan system (Data Scan) Implemented more robust fraud detection & monitoring Implemented system access provisioning tools Implemented Small Business Administration (SBA) specific loan origination system Interactive Teller Machine deployment External Readiness Assessment for crossing $10 billion completed by third party expert Implemented best-in-class customer relationship management solution (Salesforce) Implemented best-in- class insurance agency management software (Applied Epic) Cloud native business and commercial loan origination system (nCino) Implementing Governance, Risk & Compliance system (AuditBoard) ACQUISITIONS COMPLETED SINCE 2011 BANKS 10 EQUIPMENT LEASING 2 PREMIUM FINANCE 1 INSURANCE 14 INVESTMENT 4

NASDAQ: PEBO 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 12 NASDAQ: PEBO 4.16% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% P R K P E B O T H FF FF B C S R C E C H C O G A B C S T B A FC F A U B C T B I C C N E W S B C N B T B N W B I S Y B T FI S I L K FN T O W N C B U FR M E H B N C T M P FM N B E G B N RETURN ON AVERAGE ASSETS NEAR BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 6/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT Stock Yards Bank, THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). DATA AS OF JUNE 30, 2025 TANGIBLE BOOK VALUE PER SHARE UNIV. $1-$10 B AVERAGE: 3.52% NET INTEREST MARGIN PEOPLES BANK CONTINUES TO GROW TANGIBLE BOOK VALUE $16.23 $18.16 $19.94 $20.68 $21.18 $22.05 $0.00 $10.00 $20.00 Q4-22 Q4-23 Q4-24 Q1-25 Q2-25 Q3-25 PEBO Tangible Book Value per Share Q4-22 Q4-23 Q4-24 Q1-25 Q2-25 Q3-25 4.15% 0.00 1.00 2.00 3.00 4.00 5.00 P R K P E B O T H FF FF B C S R C E C H C O G A B C S T B A FC F A U B C T B I C C N E W S B C N B T B N W B I S Y B T FI S I L K FN T O W N C B U FR M E H B N C T M P FM N B E G B N UNIV. $1-$10 B AVERAGE: 3.52%

NASDAQ: PEBO 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 14 NASDAQ: PEBO 86.48% 0% 20% 40% 60% 80% 100% 120% S T B A P R K S R C E FC F N W B I T M P S Y B T FR M E C T B I W S B C A U B FI S I H B N C C C N E P E B O N B T B E G B N L K FN T H FF G A B C C H C O FF B C T O W N C B U FM N B 1.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% E G B N L K FN FI S I C C N E FR M E A U B C T B I S R C E FF B C S Y B T S T B A FC F W S B C FM N B H B N C T O W N P E B O G A B C T M P T H FF N W B I N B T B C H C O P R K C B U LOAN-TO-DEPOSIT RATIO COST OF DEPOSITS UNIV. $1-$10 B AVERAGE: 2.09% PEBO IS BELOW THE AVERAGE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS PEER GROUP - TOTAL DEPOSIT COST (%) Source: S&P Global Market Intelligence, as of 6/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT Stock Yards Bank, THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). Source: S&P Global Market Intelligence, as of 6/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT Stock Yards Bank, THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). PEBO IS BELOW THE AVERAGE OF THE $1-$10 BILLION BANK UNIVERSE IN TERMS OF LOAN-TO-DEPOSIT RATIO PEER GROUP - LOAN-TO-DEPOSIT RATIO DATA AS OF JUNE 30, 2025 UNIV. $1-$10 B AVERAGE: 89.13% DATA AS OF JUNE 30, 2025

NASDAQ: PEBO 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 16 NASDAQ: PEBO LOAN YIELD *Also referred to throughout this document as “total loans” and “loans held for investment." CREDIT RISK MANAGEMENT PROCESS PEBO IS ABOVE THE AVERAGE OF THE PEER GROUP IN TERMS OF LOAN YIELD PEER GROUP - LOAN YIELD DATA AS OF JUNE 30, 2025 **$1-10 Billion Universe reflects such banks as of the most recent period presented. Source: S&P Global Market Intelligence, as of 6/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT Stock Yards Bank, THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). POLICY / UNDERWRITING STANDARDS • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • CRE and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 191% of risk based capital as of 9/30/2025 • Very limited out-of-market lending • Growing consumer portfolios organically and through acquisitions • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) • Board approval required for CRE amd C&I loans >$40 million • External loan review by global consulting firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings • Internal loan reviews are performed annually on all commercial loans > $1 million • Quarterly, the current expected credit loss (CECL) Assumptions Group provides recommendations on the allowance for credit losses (ACL) based on their review of economic forecasts and loan portfolio metrics • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff LOANS & LEASES* PORTFOLIO COMPOSITION MANAGEMENT & MONITORING OVERSIGHT 6.77% 4.58 4.73 5.65 6.06 6.11 6.16 4.48 5.13 6.73 7.23 6.75 6.76 4.20 4.48 5.69 6.09 6.00 6.15 3.50 4.50 5.50 6.50 7.50 FY2021 FY2022 FY2023 FY2024 Q1 2025 Q2 2025 Avg. $1-$10 Billion Universe PEBO Peer Average 4 . 5 .03

NASDAQ: PEBO 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 18 NASDAQ: PEBO 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $20 $40 $60 $80 $100 FY-21 FY-22 FY-23 FY-24 YTD-25 NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS CRE Residential C&I HELOC Consumer NPA as a percent of Total Assets 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $20 $40 $60 $80 $100 FY-21 FY-22 FY-23 FY-24 YTD-25 NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS CRE Residential C&I HELOC Consumer NPA as a percent of Total Assets 44.52% 34.80% 0% 20% 40% 60% 80% 100% 120% 140% E G B N FI S I T H FF S Y B T W S B C L K FN A U B T O W N T M P $ 1- 10 B A ve ra ge G A B C FR M E H B N C C C N E FF B C S T B A P E B O FC F P R K N B T B S R C E C B U FM N B N W B I C H C O 255.38% 177.01% 0% 50% 100% 150% 200% 250% 300% 350% 400% E G B N T M P FI S I W S B C S T B A A U B S Y B T T O W N $ 1- 10 B A ve ra g e T H FF C C N E L K FN FC F G A B C N B T B H B N C FF B C C H C O FM N B P E B O C B U FR M E P R K N W B I S R C E PEER GROUP-CRE LOANS / RISK-BASED CAPITAL *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard, doubtful or loss. Classified loans includes loans categorized as substandard, doubtful or loss. ASSET QUALITY METRICS HAVE BEEN WELL MANAGED CRITICIZED AND CLASSIFIED LOANS N PA ’S IN $ M IL LI O N S NONPERFORMING ASSETS (NPAs) AS A PERCENT OF TOTAL ASSETS ASSET QUALITY DATA AS OF JUNE 30, 2025 PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE AND CONSTRUCTION EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA AND THE AVERAGE FOR $1-10B BANKS CRE CONCENTRATION ANALYSIS PEER GROUP – CRE LOANS / RISK-BASED CAPITAL DATA AS OF JUNE 30, 2025 Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 6/30/25. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT Stock Yards Bank, THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTIONS, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE 29.61% 28.50% 26.66% 26.02% 27.33% 16.26% 13.34% 13.60% 13.89% 16.15% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% FY-21 FY-22 FY-23 FY-24 YTD-25 CRITICIZED AND CLASSIFIED LOANS CRITICIZED LOANS / TIER 1 CAPITAL + ALLL CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *

NASDAQ: PEBO 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 20 NASDAQ: PEBO 28% 13% 4% 4%4%4% 3% 3% 3% 2% 32% TOTAL C&I PORTFOLIO= $1.5 BILLION FOOD SERVICES RETAIL TRADE AMBULATORY HEALTH CARE SERVICES REAL ESTATE MERCHANT WHOLESALERS SPECIALTY TRADE CONTRACTORS WOOD PRODUCT MANUFACTURING PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES MANUFACTURING MACHINERY EDUCATIONAL SERVICES OTHER 21% 13% 10% 9% 8% 6% 33% NORTH STAR LEASING BY SEGMENT Restaurant Titled - Vocational Titled - Trucking/Traile r/Fleet Brewery/Distill ery Heavy Equipment Manufacturing - Production Other 22% 11% 11% 8%8% 6% 3% 3% 3% 2% 23% TOTAL CRE LOAN PORTFOLIO* = $2.4 BILLION APARTMENT RETAIL INDUSTRIAL LODGING OFFICE BUILDING ASSISTED LIVING WAREHOUSE RESTAURAN T MIXED USE HEALTHCAR E OTHER 58% 42% SPECIALITY FINANCE PORTFOLIO LEASES PREIMUM FINANCE 45% 36% 13% 6% CONSUMER LOAN PORTFOLIO RESIDENTIAL REAL ESTATE COSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 56%35% 9% COMMERICAL LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION Data as of September 30, 2025. *Amount is not meaningful. LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION LOAN COMPOSITION TOTAL LOAN PORTFOLIO = $6.7 BILLION COMMERCIAL CONSUMER SPECIALTY FINANCE 1 2 3 CONSUMER LOAN PORTFOLIO = $1.9 BILLION RESIDENTIAL REAL ESTATE CONSUMER, INDIRECT HOME QUITY LINE OF CREDIT CONSUMER, DIRECT DEPOSIT ACCOUNT OVERDRAFTS* 1 2 3 4 5 COMMERCIAL LOAN PORTFOLIO = $4.1 BILLION COMMERCIAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 1 2 3 SPECIALTY FINANCE PORTFOLIO = $0.7 BILLION LEASES PREMIUM FINANCE 1 2 Data as of September 30, 2025. *Top ten categories in terms of loan size are shown (remaining categories in other) ^ Excludes Premium Finance, North Star Leasing and Vantage Leasing TOTAL C&I PORTFOLIO = $1.5 BILLION* TOTAL CRE PORTFOLIO = $2.4 BILLION* NORTH STAR LEASING BY SEGMENTGEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ FOOD SERVICES — 28% RETAIL TRADE — 13% AMBULATORY HEALTH CARE SERVICES — 4% REAL ESTATE — 4% MERCHANT WHOLESALERS — 4% SPECIALTY TRADE CONTRACTORS — 4% WOOD PRODUCT MANUFACTURING — 3% PROFESSIONAL, SCIENTIFIC, — 3% AND TECHNICAL SERVICES MANUF CTURING MACHINERY — 3% EDUCATIONAL SERVICES — 2% OTHER — 32% 1 2 3 4 5 6 7 8 9 10 11 APARTMENT — 22% RETAIL — 11% INDUSTRIAL — 11% LODGING — 8% OFFICE BUILDING — 8% ASSI TED LIVING — 6% WAREHOUSE — 3% RESTAURANT — 3% MIXED USE — 3% HEALTHCARE — 2% OTHER — 23% 1 2 3 4 5 6 7 8 9 10 11 RESTAURANT — 22% TITLED - VOCATIONAL — 12% TRUCKING/TRAILER/FLEET — 9% BREWERY/DISTILLERY — 9% HEAVY EQUIPMENT — 8% MANUFACTURING — 7% OTHER — 33% 1 2 3 4 5 6 7 58%36% 6% I LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 61%29% 10% TOTAL LOAN PORTFOLIO COMMERICAL CONSUMER SPECIALITY FINANCE61%29% 10% TOTAL LOAN PORTFOLIO COM ERICAL CONSUMER SPECIALITY FINANCE 58%36% COMMERICAL LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 45% 36% 1 6 CONSUM LOAN PORTF LIO RESIDENTIAL REAL ESTATE COSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 58% 42% SPECIALITY FINANCE PORTFOLIO LEASES PREIMUM FINANCE 51% 20% 18% 4% 3% 1% 1% 2… GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSLYVANI A OTHER STATES OHIO — 53% KENTUCKY — 20% WEST VIRGINIA — 16% VIRGINIA — 4% MARYLAND — 2% PENNSYLVANIA— 1% WASHINGTON DC — 1% OTHER STATES — 3% 1 2 3 4 5 6 7 8 53% 20% 16% 2% 1% 1% 3% GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE ( MMITMENTS)^ OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSLYVANIA OTHER STATES 53% 20% 16% 4% 2% 1% 1 I I I TAL LOAN EXPOSURE ( I S)^ OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PEN SLYVANIA OTHER STATES 22% 12% 9% 9% 8% 7% 33 I st r t itl - c ti l itle - r cki g/ raile r/Fleet re ery/ istill ery eavy Equip ent anufacturing - Production ther

NASDAQ: PEBO 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 22 NASDAQ: PEBO Q3 2025 HIGHLIGHTS & KEY IMPACTS LOAN TO DEPOSIT RATIO 88% NET INCOME $29 MILLION OR $0.83 PER DILUTED COMMON SHARE NET CHARGE-OFFS 0.41% OF AVERAGE TOTAL LOANS EFFICIENCY RATIO 57.1% RETURN ON AVERAGE ASSETS 1.22% NET INTEREST MARGIN 4.16% Q3 2025 THE ESCALATION IN EXPENSE WAS DUE TO ACQUISITIONS, GROWTH, & TECHNOLOGY INVESTMENTS CORE NON-INTEREST EXPENSE2 OUR YTD-25 EFFICIENCY RATIO IS 58.99% EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS2 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS HAS BEEN AT LEAST 1.0% SINCE 2021 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMSRETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 IMPROVEMENT IN KEY METRICS 1 Non-US GAAP financial measure. See Appendix. 1.2% 1.5% 1.6% 1.3% 1.1% 0.0% 0.5% 1.0% 1.5% 2.0% FY-21 FY-22 FY-23 FY-24 YTD-25 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS 16.9% 23.3% 25.6% 18.9% 14.4% 0.0% 10.0% 20.0% 30.0% FY-21 FY-22 FY-23 FY-24 YTD-25 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS EQUITY ADJUSTED FOR NON-CORE ITEMS $- $100,000 $200,000 $300,000 FY-21 FY-22 FY-23 FY-24 YTD-25 CORE NON-INTEREST EXPENSE* CORE NON-INTEREST EXPENSES NON-CORE EXPENSES* 63.51% 58.59% 54.35% 57.97% 58.99% 50.00% 60.00% 70.00% FY-21 FY-22 FY-23 FY-24 YTD-25 N O T T O S C A L E EFFICENCY RATIO ADJUSTED FOR NON-CORE ITEMS 1. . . . . . . 1. 1. . - 1 1 . 23.3 25.6% 18.9% 14.4% . . . F -21 FY-22 FY-23 FY-24 YTD-25 I LE STOCKHOLDERS EQUITY -CORE ITEMS

42% 43% 15% TOTAL INVESTMENT REVENUE YTD 2025 $15.8 MILLION FIDUCIARY BROKERAGE EMPLOYEE BENEFITS 23% 19% 19% 15% 14% 10% NON-INTEREST INCOME YTD 2025 $78 MILLION ELECTRONIC BANKING TRUST & INVESTMENTS INSURANCE DEPOSIT ACCOUNT SERVICE CHARGES LEASE INCOME OTHER 42% 43% 15% TOTAL INVESTMENT REVENUE YTD 2025 $10 MILLION FIDUCIARY BROKERAGE EMPLOYEE BENEFITS NASDAQ: PEBO NON-INTEREST REVENUE COMPOSITION 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 24 TOTAL REVENUE NASDAQ: PEBO RECORD TOTAL REVENUE IN 2024 4 SOURCES OF FEE BASED INCOME TOTAL INVESTMENT REVENUE YTD 2025 $15.8 MILLION 1 BROKERAGE 2 FIDUCIARY 3 EMPLOYEE BENEFITS 1 COMMERCIAL 2 PERSONAL 3 LIFE & HEALTH 4 PERFORMANCE TOTAL INSURANCE REVENUE YTD 2025 $15.1 MILLION 1 ELECTRONIC BANKING 2 TRUST & INVESTMENTS 3 INSURANCE 4 DEPOSIT ACCOUNT SERVICE CHARGES 5 LEASE INCOME 6 OTHER NON-INTEREST INCOME YTD 2025 $172,553 $253,442 $339,374 $348,701 $172,832 $69,254 $79,513 $93,950 $103,092 $54,622 $0 $100,000 $200,000 $300,000 $400,000 $500,000 FY-21 FY-22 FY-23 FY-24 YTD-25 RECORD TOTAL REVENUE IN 2024 NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES *Non-US GAAP financial measure. See Appendix. * $172,553 $253, 2 , , 1 $264,181 $69,254 $79,513 , 1 , $77,806 $0 $100,000 $200,000 $300,000 $400,000 $500,000 F -21 F - - - - I ET INTEREST INCOME NON-INTERE E, EXCLUDING AINS AND LOSSES $172,553 $253,442 $339,374 $348,701 $264,181 $69,254 $79,513 $93,950 $103,092 $77,806 $0 $100,000 $200,000 $300,000 $400,000 $500,000 FY-21 FY-22 FY-23 FY-24 YTD-25 I NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES 58% 12% 17% 13% TOTAL INSURANCE REVENUE YTD 2025 $15.1 MILLION PROPERTY & CASUALTY COMMERICAL LINES PERFORMANCE BASED PROPERTY & CASUALTY PERSONAL LINES LIFE & HEALTH 12 17 13% I E E YTD 2025 1 .1 ILLI PROPERTY & CASUALTY COMMERICAL LINES PERFORMANCE BASED PROPERTY & CASUALTY PERSONAL LINES LIFE & HEALTH 23% 19 1 14% 10% NON-INTEREST INCO E YTD 2025 $78 MILLION ELECTRONIC BANKING TRUST & INVESTMENTS INSURANCE DEPOSIT ACCOUNT SERVICE CHARGES LEASE INCOME OTHER *

$- $3,500 $7,000 FY-21 FY-22 FY-23 FY-24 YTD-25 ($ M IL L IO N S ) TOTAL LOANS* AS OF SEPTEMBER 30, 2025 LIMESTONE ACQUIRED LOANS PREMIER FINANCIAL BANCORP, INC, ACQUIRED LOANS TOTAL ACQUIRED LEASES PPP LOANS TOTAL LOANS NOT ACQUIRED 34% OF DEPOSIT BALANCES AS OF SEPTEMBER 30, 2025 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.5 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. DEPOSIT GROWTH NASDAQ: PEBO 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 26 TOTAL LOAN GROWTH TOTAL LOANS* WERE $6.7 BILLION AS OF SEPTEMBER 30, 2025 *Also referred to throughout this document as “total loans and leases” and “loans held for investment.” NASDAQ: PEBO TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS LIMESTONE ACQUIRED LOANS PPP LOANS TOTAL ACQUIRED LEASES PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS SAVINGS ACCOUNTS BROKERED CERTIFICATES OF DEPOSIT INTEREST-BEARING DDAs* RETAIL CERTIFICATES OF DEPOSIT COST OF DEPOSITS MONEY MARKET DEPOSIT ACCOUNTS FED FUNDS AVERAGE RATE GOVERNMENTAL DEPOSIT ACCOUNTS NON-INTEREST-BEARING DDAs* ( $ M IL LI O N S) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $3,000 $6,000 $9,000 FY-21 FY-22 FY-23 FY-24 YTD-25 BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDs* NON-INTEREST-BEARING DDs* PEBO COST OF DEPOSITS FED FUNDS RATE 0.0% 1.0% 2.0% 3.0% 4.0% 5.00% 6.00% - , , $9,000 - 1 - F -23 FY-24 YTD-25 BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT AC OUNTS MONEY MARKET DEPOSIT AC OUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS AC OUNTS INTEREST-BEARING D s* NON-INTEREST-BEARING D s* PEBO COST OF DEPOSITS FED FUNDS RATE

NASDAQ: PEBO 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 28 FINANCIAL EXPECTATIONS NASDAQ: PEBO Q3 2025 APPENDIX 2025 2026 NET INTEREST MARGIN FEE-BASED INCOME CORE NON-INTEREST EXPENSE CREDIT COSTS LOAN GROWTH EXPECTED BETWEEN 3% AND 5% FOR THE FULL YEAR OF 2026, COMPARED TO 2025 EXPECT ANNUAL GROWTH BETWEEN 4% AND 6%, COMPARED TO 2024 ANTICIPATE ANNUAL GROWTH IN THE MIDDLE SINGLE DIGITS COMPARED TO 2024 ANTICIPATE GROWTH IN THE LOW TO MID SINGLE DIGITS COMPARED TO 2025 EXPECT A NORMALIZED QUARTERLY PROVISION FOR CREDIT LOSSES SIMILAR TO THE THIRD QUARTER, EXCLUDING ANY NEGATIVE IMPACTS TO THE ECONOMIC FORECASTS ANTICIPATE A REDUCTION IN OUR NET CHARGE-OFFS FOR 2026, COMPARED TO 2025, WHICH COULD POSITIVELY IMPACT PROVISION FOR CREDIT LOSSES, EXCLUDING ANY CHANGES IN THE ECONOMIC FORECASTS ANTICIPATE POSITIVE OPERATING LEVERAGE FOR 2025, AND QUARTERLY NON-INTEREST EXPENSE TO BE BETWEEN $69 AND $71 MILLION FOR THE FOURTH QUARTER ANTICIPATE QUARTERLY NON-INTEREST EXPENSE OF BETWEEN $71 TO $73 MILLION FOR THE SECOND, THIRD AND FOURTH QUARTERS OF 2026 ANTICIPATED TO BE BETWEEN 4.00% AND 4.20% FOR 2025 ASSUMING TWO 25 BASIS POINT REDUCTION IN RATES FROM FEDERAL RESERVE IN FOURTH QUARTER 2025 ANTICIPATED TO BE BETWEEN 4.00% AND 4.20%, WHICH DOES NOT INCLUDE ANY EXPECTED RATE CUTS FROM FEDERAL RESERVE IN 2026. EACH 25 BASIS POINT REDUCTION IS ABOUT 3-4 BASIS POINTS ANNUALLY OF MARGIN 2025 & 2026

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 31 NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 30 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest expense $ 183,737 $ 207,147 $ 266,847 $ 273,816 $ 211,043 Less: amortization on other intangible assets 4,775 7,763 11,222 11,161 6,635 Adjusted total non-interest expense $ 178,962 $ 199,384 $ 255,625 $ 262,655 $ 204,408 Total non-interest income excluding net gains and losses $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 81,507 Net interest income $ 172,553 $ 253,442 $ 339,374 $ 348,701 $ 264,181 Add: fully taxable equivalent adjustment 1,349 1,644 1,703 1,308 842 Net interest income on a fully taxable equivalent basis $ 173,902 $ 255,086 $ 341,077 $ 350,009 $ 265,023 Adjusted revenue $ 243,156 $ 334,599 $ 435,027 $ 453,101 $ 346,530 Efficiency ratio 73.60% 59.59% 58.68% 57.97% 58.99% Core non-interest expense $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 211,043 Less: amortization on other intangible assets 4,775 7,763 11,222 11,161 6,635 Adjusted core non-interest expense $ 154,321 $ 196,049 $ 236,419 $ 262,486 $ 204,408 Core non-interest income excluding gains and losses $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 81,507 Net interest income on a fully taxable equivalent basis 173,902 255,086 341,077 350,009 265,023 Adjusted core revenue $ 243,156 $ 334,599 $ 435,027 $ 453,101 $ 346,530 Efficiency ratio adjusted for non-core items 63.47% 58.59% 54.35% 57.93% 58.99% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure is non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest income $ 68,885 $ 78,836 $ 87,413 $ 99,366 $ 77,806 Less: net gain (loss) on investment securities (862) (61) (3,700) (416) (2,582) Less: net (loss) gain on asset disposals and other transactions 493 (616) (2,837) (3,310) (1,119) Core non-interest income excluding gains and losses $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 81,507 ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest expense $ 183,737 $ 207,147 $ 266,487 $ 273,816 $ 211,043 Less: acquisition-related expenses 21,423 3,016 16,970 169 — Less: pension settlement charges 143 185 2,424 — — Less: COVID-19 related expenses 1,248 134 — — — Add: COVID -19 Employee Retention Credit — — 548 — — Less: contract negotiation expenses 1,248 — — — — Less: other non-core charges 579 — — — — Core non-interest expense $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 211,043 Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses. Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP since it excludes the impact of acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation expenses, pension settlement charges, and other non-recurring expenses.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 33 NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 32 (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (b) YTD calculation is presented on an annualized basis. The return on average tangible stockholders’ equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders’ equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders’ equity. The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impacts of all gains and losses, acquisition-related expenses, COVID-19 expenses, COVID-19 employee retention credit, and contract negotiation expenses. ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 75,024 Add: amortization of other intangible assets 4,775 7,763 11,222 11,161 6,635 Less: tax effect of amortization of other intangible assets (a) 1,003 1,630 2,357 2,344 1,393 Net income excluding the amortization of intangible assets $ 51,327 $ 107,425 $ 122,228 $ 126,022 $ 80,266 Total average equity $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,144,440 Less: average goodwill and other intangible assets 234,667 322,639 384,172 406,619 398,956 Average tangible equity $ 421,966 $ 475,345 $ 556,625 $ 677,173 $ 745,484 Annualized net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 100,307 Total average equity $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,144,440 Return on average equity 7.24% 12.69% 12.05% 10.81% 8.76% Annualized net income excluding the amortization of intangible assets $ 51,327 $ 107,425 $ 122,228 $ 126,022 $ 107,315 Average tangible equity $ 421,966 $ 475,345 $ 556,625 $ 677,173 $ 745,484 Return on average tangible equity 12.16% 22.60% 21.96% 18.61% 14.40% ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 Return on average equity adjusted for non-core items: Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 75,024 Add: net loss on investment securities 862 61 3,700 416 2,582 Less: tax effect of net loss on investment securities (a) 181 13 777 87 542 Less: net gain on assets disposals and other transactions 493 — — — — Add: tax effect of net gain on asset disposals and other transactions 104 — — — — Add: net loss on asset disposals and other transactios — 616 2,837 3,310 1,119 Less: tax effect on net loss on asset disposals and other transactions (a) — 129 596 695 235 Add: acquisition-related expenses 21,423 3,016 16,970 169 — Less: tax effect on acquisition-related expenses (a) 4,499 633 3,564 35 — Add: pension settlement charges 143 185 2,424 — — Less: tax effect on pension settlement charges (a) 30 39 509 — — Add: COVID-19 expenses 1,248 134 — — — Less: tax effect on COVID-19 related expenses (a) 262 28 — — — Less: COVID -19 Employee Retention Credit — — 548 — — Add: tax effect of COVID -19 Employee Retention Credit — — 115 — — Add: other non-core charges 579 — — — — Less: tax effect on other non-core charges (a) 122 — — — — Add: contract negotiation fees 1,248 — — — — Less: tax effect on contract negotiation expenses (a) 262 — — — — Net income adjusted for non-core items $ 67,312 $ 104,461 $ 133,415 $ 120,283 $ 77,948 Average equity $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,144,440 Return on average equity adjusted for non-core items 10.25% 13.09% 14.18% 11.10% 9.11%(b)

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 34 RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS MORE THAN JUST A BANK NASDAQ: PEBO 35 LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND NATIONWIDE SPECIALTY FINANCE DIVISIONS (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (b) YTD calculation is presented on an annualized basis. The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impact of all gains and losses, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 Annualized net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 100,307 Total average assets $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 $ 9,355,628 Return on average assets 0.84% 1.43% 1.37% 1.28% 1.07% Return on average assets adjusted for non-core items: Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 75,024 Add: net loss on investment securities 862 61 3,700 416 2,582 Less: tax effect of net loss on investment securities 181 13 777 87 542 Less: net gain on assets disposals and other transactions 493 — — — — Add: tax effect of net gain on asset disposals and other transactions 104 — — — — Add: net loss on asset disposals and other transactions — 616 2,837 3,310 1,119 Less: tax effect on net loss on asset disposals and other transactions — 129 596 695 235 Add: acquisition-related expenses 21,423 3,016 16,970 169 — Less: tax effect on acquisition-related expenses 4,499 633 3,564 35 — Add: pension settlement charges 143 185 2,424 — — Less: tax effect on pension settlement charges 30 39 509 — — Add: COVID-19 expenses 1,248 134 — — — Less: tax effect on COVID-19 expenses 262 28 — — — Less: COVID -19 Employee Retention Credit — — 548 — — Add: tax effect of COVID -19 Employee Retention Credit — — 115 — — Add: other non-core charges 579 — — — — Less: tax effect on other non-core charges 122 — — — — Add: contract negotiation fees 1,248 — — — — Less: tax effect on contract negotiation fees 262 — — — — Net income adjusted for non-core items $ 67,312 $ 104,461 $ 133,415 $ 120,283 $ 77,948 Total average assets $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 $ 9,355,628 Return on average assets adjusted for non-core items 1.19% 1.47% 1.61% 1.32% 1.11%(b)

peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. TYLER WILCOX President and Chief Executive Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com